                                                               EXHIBIT 10.2 (21)

                                AMENDMENT NO. 25

                                     TO THE

                               UPS RETIREMENT PLAN

         WHEREAS, United Parcel Service of America, Inc. ("UPS") and its affiliated corporations established the UPS Retirement Plan ("Plan") for the benefit of their eligible employees, in order to provide benefits to those employees upon their retirement, disability, or death, effective as of September 1, 1961;

         WHEREAS, the Plan, as adopted and amended from time to time, was amended and restated in its entirety, effective as of January 1, 1976, to comply with the Employee Retirement Income Security Act of 1974;

         WHEREAS, the Plan has been amended on a number of occasions since January 1, 1976, the most recent being Amendment No. 24; and

         WHEREAS, it is desired to amend the Plan further to make various changes to the benefit formula and the distribution options under the Plan effective, generally, January 1, 2001.

         NOW THEREFORE, pursuant to the authority vested in the Board of Directors by Section 7.1 of the Plan, the UPS Retirement Plan is hereby amended as follows:

1. Section 1.1(a) is hereby amended effective as of January 1, 2001 to read as follows:

                  (a) "Company" means all of the following corporations collectively:

                           (1)      United Parcel Service of America, Inc.; and

                           (2) any corporation or trade or business that is considered to be a single employer with United Parcel Service of America, Inc., under Code Section 414(b), (c), (m) or (o).

2. Section 1.1(b) is hereby amended effective as of January 1, 2001 to read as follows:

                  (b)      "Employer Company" means any Company described in
         Section 1.1(a) which (1) is listed as an Employer Company in Appendix G or (2) by action of its board of directors has elected to participate in this Plan with the consent of United Parcel Service of America, Inc. An entity shall cease to be an Employer Company when it withdraws from the Plan in accordance with Section 7.2 or when it ceases to be a Company.

3. Section 1.1(n) is hereby amended effective as of January 1, 2001 to read as follows:

                  (n) "Hour of Service" means each hour for which an employee is paid or entitled to be paid for the performance of duties for an Employer Company or a Related Employer; each hour for which an employee is paid or entitled to be paid by an Employer Company or a Related Employer for periods during which no duties are performed due to vacation, holiday, illness, short-term disability or incapacity pursuant to which payments are received in the form of salary continuation or from a short-term disability plan or worker's compensation plan sponsored by the Employer Company or a Related Employer or to which the Employer Company or a Related Employer contributes, layoff, jury duty, military duty which gives rise to reemployment rights under Federal law, or paid leave of absence (including a period where an employee remains on salary continuation during a period of illness or incapacity); each hour for which back pay is awarded or agreed to by an Employer Company or a Related Employer if not already credited under this sentence; and each hour for periods during which an employee is on an unpaid leave of absence.

                           Notwithstanding any of the foregoing, no more than 1040 Hours of Service will be credited to a Participant for any single continuous period during which the employee performs no duties; and no credit shall be given for a payment which is made or due under a plan maintained solely for the purpose of complying with unemployment compensation or disability insurance laws or which solely reimburses an employee for medical or medically related expenses incurred by the employee; provided, however, Hours of Service shall be credited as required under the Uniformed Services Employment and Reemployment Rights Act of 1994 effective December 12, 1994.

                           A payment shall be deemed to be made by or due from the Employer Company whether made by or due from the Employer Company directly or indirectly through a trust fund, insurer or other entity to which the Employer Company contributes or pays premiums, regardless of whether such contributions are for the benefit of particular employees or are on behalf of a group of employees in the aggregate. Stated generally, Hours of Service credited to a Participant during a period of absence as described above shall be credited at the same rate at which the Participant would have normally been credited with Hours of Service but for the absence; provided however, that the crediting of Hours of Service shall in all events be consistent with the terms of Department of Labor Regulations, Section 2530.200b-2 and 3.

                           Notwithstanding the foregoing provisions of this
         Section 1.1(n) and, except as provided below, only for the purpose of determining whether a Break in Service has occurred under Section 2.1 or Section 6.2 of the Plan, there shall be treated as Hours of Service, with respect to a Participant who is an Employee on or after January 1, 1985, and who is absent from work (i) by reason of the pregnancy of the Participant, (ii) by reason of the birth of a child of the Participant,
         (iii) by reason of the placement of a child with the

         Participant in connection with the adoption of a child by the Participant, or (iv) for purposes of caring for a child of the Participant immediately following its birth or placement, either:

                           (1) the Hours of Service which otherwise, normally would have been credited to such Participant but for the absence, or

                           (2) if the Plan is unable to determine the number of Hours of Service described in (1), eight hours per day of absence.

         No credit will be given with respect to any pregnancy or placement of a child unless the Participant complies with any reasonable request which the Committee may make for information needed to establish (i) the reason for the Participant's absence or (ii) the number of days of absence attributable to a reason for which Hours of Service will be credited under this paragraph. No more than 501 Hours of Service shall be credited to a Participant by reason of any one pregnancy or placement and no Hours of Service shall be credited under this paragraph if such Hours of Service also are credited under the first paragraph of this Section 1.1(n).

                           In determining the Hours of Service for an Employee classified on the payroll as a part-time employee for which specific records of hours are not kept, an Employee shall be credited with 190 Hours of Service for each regularly-scheduled calendar work month on or after January 1, 2000 in which such Participant would, under the rules described above, have earned at least one Hour of Service. Prior to January 1, 2000, such Participant shall be credited with 108 Hours of Service for each such month.

                           In determining the Hours of Service for an Employee classified on the payroll as a full-time employee for which specific records of hours are not kept, an Employee shall be credited with 216 Hours of Service, for each regularly-scheduled calendar month in which such Employee would, under the rules described above, have earned at least one Hour of Service.

                           An individual who is treated as an employee of an Employer Company or a Related Employer solely as a result of the operation of the rules under Code Section 414(n) shall be credited with Hours of Service with an Employer Company or a Related Company as required under Code Section 414(n).

4. Section 1.1(v) s hereby amended effective as of January 1, 2000 to read as follows:

                  (v)      "Actuarial Equivalent" means:

                           (1) For purposes of determining the benefit payable in an optional form of benefit (other than the Present Value of a benefit as described in Section 1.1(hh)), a benefit having in the aggregate equality in value to the amounts expected to be received under the Normal Form of benefit payment based upon an interest rate of 6% and the 1983 GAM Mortality Table for Males for Participants and the 1983 GAM Mortality Table for Females for beneficiaries and Alternate Payees.

                           (2) Notwithstanding the foregoing, for any Grandfathered Participant or any other Participant who has accrued a benefit under the Plan as of December 31, 2000 who is not in pay status as of December 31, 2000, the Actuarial Equivalent value of his or her benefit payable in the form of a Qualified Joint and Survivor (Husband and Wife) Benefit, a 50% Joint and Survivor Benefit or a Single Life with 120 Month Guarantee shall be the greater of (i) the amount determined under Section 1.1(v)(1) above or (ii) the amount determined in accordance with paragraph (A) or (B) below:

                                    (A)      If the benefit is payable in the
         form of a Qualified Joint and Survivor (Husband and Wife) Benefit or a 50% Joint and Survivor Benefit:

                                             (I)      94 percent of the
         Participant's monthly benefit determined under Section 5.2(b), Section 5.2(c) or Section 5.2(d) increased (or decreased) by 0.5 percent for each year the spouse's or beneficiary's age is greater (or less) than the Participant's age, to a minimum of 82 percent if the beneficiary is the Participant's spouse (but no minimum shall apply if the beneficiary is not the Participant's spouse), and a maximum of 99 percent (without regard to whether the beneficiary is the Participant's spouse), if the Normal Form of the Participant's benefit is a single life annuity with a guarantee of 120 monthly payments; and

                                             (II)     90 percent of the
         Participant's monthly benefit determined under Section 5.2(b), Section 5.2(c) or Section 5.2(d) increased (or decreased) by 0.5 percent for each year the spouse's or beneficiary's age is greater (or less) than the Participant's age, with no minimum but to a maximum of 99 percent, if the Normal Form of the Participant's benefit is a single life annuity.

                                    (B)      If the benefit is payable to a
         Participant with at least one Hour of Service as an Employee on or after January 1, 1992 in the form of a Single Life with 120 Month Guarantee, 95 percent of his or her monthly benefit payable in the Normal Form.

                           (3) For any purpose other than determining the benefit payable in an optional form of benefit or the Present Value of a benefit as described in Section 1.1.(hh) (for example, for the purpose of determining the amount of any offset under Section 5.6 or benefits provided under Article XIII) Actuarial Equivalence shall be determined based upon an interest rate of 6% and the 1971 Towers, Perrin, Forster and Crosby Forecast Mortality Table with ages set back one year.

5. Section 1.1(y) is hereby amended effective as of April 1, 1999 to read as follows:

                  (y) "Compensation" means, generally, remuneration currently earned and actually paid by an Employer Company or a domestic Related Employer to an employee who is a Participant in the Plan, and reported on such employee's Form W-2 for the applicable calendar year, including basic salary or wages (without reducing wages to account for the Participant's elective deferral of a portion of his or her salary or wages, if any, pursuant to a cash or deferred arrangement described in Code Section 401(k), a Code Section 125 plan or the UPS Deferred Compensation Plan), overtime pay, incentive and bonus pay, and including the value of awards made pursuant to the UPS Managers' Incentive Plan or management incentive awards under the United Parcel Service, Inc. Incentive Compensation Plan. Compensation shall not include any other payments received by the Participant, including, but not limited to, the following, notwithstanding that such payments may be included in the Participant's Form W-2 for the applicable year:

                           (1) Payments in the nature of compensation from an insurance carrier, from a state unemployment or worker's compensation fund, or from any health and welfare or other benefit program or plan maintained by an Employer Company or a Related Employer other than the United Parcel Service, Inc. Incentive Compensation Plan for management incentive awards thereunder.

                           (2) Disability payments from an insurance carrier, a state disability insurance fund, this Plan or any other disability plan maintained by an Employer Company or a Related Employer.

                           (3) `Foreign service differentials' or other supplemental payments made by an Employer Company or a Related Employer to a Participant working outside his or her country of citizenship on account of such foreign service.

                           (4) Payment or reimbursement by an Employer Company or a Related Employer of relocation expenses incurred by a Participant or his or her family.

                           (5) The value of employee fringe benefits provided by an Employer Company or a Related Employer, including but not limited to the payment of life insurance premiums, whether or not the value of such fringe benefits is includable in an employee's taxable income.

                           (6) Payments made under deferred compensation plans or programs.

                           (7) Employer contributions to any pension, profit-sharing or stock bonus plan to which the Employer Company or a Related Employer contributes.

                           (8) Employer contributions to any welfare benefit plan to which an Employer Company or a Related Employer contributes.

                           (9) Income attributable to awards under the UPS Stock Option Plan or the United Parcel Service, Inc. Incentive Compensation Plan other than management incentive awards.

                           For the purpose of calculating a Participant's accrued benefit for any Plan Year commencing on or after January 1, 1989, in no event shall the Compensation of any participant taken into account under the Plan exceed the following dollar amounts:

                  Plan Year                                   Compensation Limit
                  ---------                                   ------------------
                    1989                                           $200,000
                    1990                                           $209,200
                    1991                                           $222,220
                    1992                                           $228,860
                    1993                                           $235,840
                    1994                                           $150,000
                    1995                                           $150,000
                    1996                                           $150,000
                    1997                                           $160,000
                    1998                                           $160,000
                    1999                                           $160,000
                    2000                                           $170,000
                    2001                                           $170,000

         increased by the applicable cost-of-living adjustment, if any, for the calendar year sanctioned by Code Section 401(a)(17).

                           For Plan Years commencing before January 1, 1997, in determining the Compensation of a Participant, the rules of Code
         Section 414(q)(6) (as in effect immediately prior to January 1, 1997) shall apply, except that in applying such rules, the term "family" shall include only the Participant's spouse and any lineal descendants of the Participants who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules the applicable Compensation limitation is exceeded, then such limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this subsection 1.1(y) prior to the application of this limitation.

                           In determining a Participant's Final Average
         Compensation, the $150,000 Compensation limitation shall apply retroactively with respect to Compensation earned prior to 1994 by a Participant with at least one Hour of Service on or after January 1, 1994. Similarly, the $200,000 Compensation limitation shall be applied retroactively with respect to Compensation earned prior to 1989 by a Participant with at least one Hour of Service on or after January 1, 1989 (but without any Hours of Service on or after January 1, 1994). However, a Participant's Benefit shall not be less than that which he or she had accrued or earned as of December 31, 1993 (December 31, 1988 in the case of a Participant without at least one Hour of Service on or after January 1, 1994), based on his or her Benefit Service and Final Average Compensation determined as of such date.

                           Solely for the purpose of avoiding a double proration, within the meaning of Department of Labor Regulations,
         Section 2530.204-2(d), in calculating a Participant's benefit under
         Section 5.2A; to the extent that a Participant is credited with less than a full year's Benefit Service for a calendar year, then the Participant's Compensation taken into account for such year shall be annualized by dividing such Compensation by the number of months of Benefit Service earned by the Participant for such calendar year and multiplying the result by 12.

6. Section 1.1(z) is hereby amended effective as of January 1, 2001 to read as follows:

                  (z) "Final Average Compensation" means, with respect to each Participant, his or her average annual Compensation for the highest consecutive five full calendar years of employment (or actual number of consecutive full years of employment if less than five) out of the last consecutive ten calendar years of employment (or actual number of consecutive years of employment if less than ten) preceding the earlier of the calendar year in which:

                                    (1)      the Participant terminated his or
         her period of employment with the Employer Company and all Related Employers, whether by reason of retirement or other separation from service, or

                                    (2)      the Plan terminated, whether in
         whole or in part.

                  Notwithstanding the foregoing, if the Participant received Compensation for the entire calendar year in which his or her termination of employment occurred, his or her Compensation for such calendar year shall be included in the calculation of his or her Final Average Compensation if it is to his or her advantage to do so.

                  Further, for a Grandfathered Participant and each other Participant who has an accrued benefit under the Plan as of December 31, 2000, his or her accrued benefit in no event shall be less than his or her accrued benefit determined as of December 31, 2000 using his or her average annual Compensation for the highest consecutive five full calendar years of employment (or actual number of consecutive full years of employment if less than five) out of the last consecutive ten calendar years of employment (or actual number of consecutive years of employment if less than ten) preceding the calendar year in which occurs the earlier of (i) the Participant terminated his or her most recent period of employment included in the calculation of Benefit Service prior to December 31, 2000, whether by reason of retirement or other separation from service with an Employer Company, or by transfer to a position in which he or she is no longer an Employee within the meaning of Section 1.1(j) or (ii) December 31, 2000.

7. Article I is hereby amended effective as of January 1, 2001 to add the following new definition in Section 1.1(ii):

                 (ii)      "Grandfathered Participant"  means any Participant

                           (1) who performed an Hour of Service as an Employee on or before December 31, 2000 or was classified as an employee on the payroll of an Employer Company on or before December 31, 2000, but was not an Employee because the terms or conditions of his or her employment were governed by a collective bargaining agreement which did not expressly provide for coverage under the Plan;

                           (2) who performs an Hour of Service as an Employee on or after January 1, 2001; and

                           (3) whose Hours of Service as an Employee prior to January 1, 2001 are not disregarded (without regard to whether such Participant received a month of Benefit Service with respect to such Hours of Service).

         An individual who is treated as an employee solely as a result of the application of Code Section 414(n) shall under no circumstances be treated as a Grandfathered Participant.

8. Section 5.1(a) is hereby amended effective as of January 1, 2001 to read as follows:

                  (a) Benefits Subject to Limits of Plan Provisions in Effect. The benefit to which a Participant under this Plan is entitled shall be determined by the provisions of the Plan which were in effect on the date of the Participant's retirement, death, or otherwise ceases to accrue Benefit Service, whichever is the earliest. No amendment made to the Plan after such date shall affect the entitlement of a Participant to any benefit hereunder, unless the amendment specifically provides to the contrary.

9. Section 5.2 is hereby amended effective as of January 1, 2001 to read as follows:

                  Section  5.2 Benefit Amounts.

                  (a) Accrued Benefit. The amount of the monthly pension payable to a Participant in the Normal Form described in Section 5.3(c) commencing as of his or her Normal Retirement Date or, if later, the date he or she actually retires shall be equal to

                                    (1)      For a Participant with an Hour of
         Service as an Employee on or after January 1, 2001 who is not a Grandfathered Participant, the greater of (i) the benefit calculated under the Alternative Account Formula or (ii) the benefit calculated under the Integrated Account Formula, each as described in Section 5.2A(a).

                                    (2)      For a Grandfathered Participant,
         the greater of (i) the greater of (A) the benefit calculated under the Alternative Account Formula or (B) the benefit calculated under the Integrated Account Formula, each as described in Section 5.2A(a) or
         (ii) the greater of (A) the benefit calculated under the Alternative Formula or (B) the benefit calculated under the Integrated Formula, each as described in Section 5.2A(b).

                                    (3)      For a Participant without an Hour
         of Service as an Employee on or after January 1, 2001, the greater of
         (i) the benefit calculated under the Alternative Formula or (ii) the benefit calculated under the Integrated Formula, each as described in
         Section 5.2A(b).

                  (b) Normal Retirement Benefit. A Participant who terminates employment with all Employer Companies and Related Employers on the Participant's Normal Retirement Date shall be entitled to a normal retirement benefit, which is the monthly annuity described in
         Section 5.2(a). A Participant's normal retirement benefit shall not be less than his or her "early retirement benefit" determined in accordance with Section 411(a)(9) of the Code and the regulations thereunder.

                  (c)      Early Retirement Benefit.

                                    (1)      Normal Commencement. A Participant
         who terminates employment with all Employer Companies and Related Employers on or after the Participant's Early Retirement Date but before his or her Normal Retirement Date shall be entitled to an early retirement benefit, which is a monthly annuity determined under Section 5.2(a) as of his or her most recent termination of employment with all Employer Companies and Related Employers. Such annuity shall be payable at his or her Normal Retirement Date.

                                    (2)      Early Commencement. A Participant
         who is eligible for an early retirement benefit under Section 5.2(c)(1) may commence such benefit at any time on or after he or she terminates employment with all Employer Companies and Related Employers and before his or her Normal Retirement Date provided that the amount of such benefit shall be reduced for early commencement in accordance with the following:

                                    (i)      For a Participant with an Hour of
         Service as an Employee on or after January 1, 2001 who is not a Grandfathered Participant

                                            (A)      With less than 20 Years
         of Benefit Service as of his or her Annuity Starting Date, the early retirement benefit amount shall be equal to the greater of the benefit determined under the Alternative Account Formula or the benefit determined under the Integrated Account Formula, each as described in
         Section 5.2A(a), reduced by one-half of one percent (0.5%) for each month by which the Participant's Annuity Starting Date precedes his or her Normal Retirement Date.

                                            (B)      With 20 or more Years of
         Benefit Service as of his or her Annuity Starting Date, the early retirement benefit amount shall be equal to the greater of the benefit determined under the Alternative Account Formula or the benefit determined under the Integrated Account Formula, each as described in
         Section 5.2A(a), reduced by one-quarter of one percent (0.25%) for each month by which the Participant's Annuity Starting Date precedes his or her Normal Retirement Date.

                                             (C)      With 25 or more Years of
         Benefit Service as of his or her Annuity Starting Date, the early retirement benefit amount shall be equal to the greater of I or II below:

                                                     (I)      the benefit
         calculated under the Alternative Account Formula under Section 5.2A(a)(1) without any reduction applied; or

                                                     (II)     the benefit
         calculated under the Integrated Account Formula under Section 5.2A(a)(2) reduced by one-quarter of one percent (0.25%) for each month by which the Participant's Annuity Starting Date precedes the first day of the month that coincides with or immediately follows his or her 60th birthday.

                                    (ii)     For a Grandfathered Participant,
         his or her reduced early retirement benefit shall be the amount determined under (A), (B) or (C) below:

                                             (A)      With less than 20 years
         of Benefit Service, the early retirement benefit amount shall be equal to the greater of (I) or (II) below.

                                                     (I)      the greater of
         the benefit calculated under the Alternative Account Formula or the Integrated Account Formula, each as described in Section 5.2(A)(a), reduced by one-half of one percent (0.5%) for each month by which the Participant's Annuity Starting Date precedes his or her Normal Retirement Date.

                                                     (II)     the greater of
         the benefit calculated under the Alternative Formula or the Integrated Formula, each as described in Section 5.2(A)(b), reduced by one-quarter of one percent (0.25%) for each month by which the Participant's Annuity Starting Date precedes his or her Normal Retirement Date.

                                            (B)      With 20 or more years of
         Benefit Service, the early retirement benefit shall be equal to the greater of (I) or (II) below, reduced by one-quarter of one percent (0.25%) for each month by which the Participant's Annuity Starting Date precedes his or her Normal Retirement Date where

                                                     (I)      equals the greater
         of the benefit calculated under the Alternative Account Formula and the Integrated Account Formula, each as described in Section 5.2A(a).

                                                     (II)     equals the greater
         of the benefit calculated under the Alternative Formula or the Integrated Formula, each as described in Section 5.2A(b).

                                            (C)      With 25 or more Years of
         Benefit Service as of his or her Annuity Starting Date, the early retirement benefit amount shall be equal to the greater of (I) or (II) below:

                                                     (I)      equals the greater
         of (a) the benefit calculated under the Alternative Account Formula under Section 5.2A(a)(1) without any reduction applied or (b) the benefit calculated under the Integrated Account Formula under Section 5.2A(a)(2) reduced by one-quarter of one percent (0.25%) for each month by which the Participant's Annuity Starting Date precedes the first day of the month that coincides with or immediately follows his or her 60th birthday.

                                                     (II)     equals the greater
         of (a) the benefit calculated under the Alternative Formula under
         Section 5.2A(b)(2) without any reduction applied or (b) the benefit calculated under the Integrated Formula under Section 5.2A(b)(1) reduced by one-quarter of one percent (0.25%) for each month by which the Participant's Annuity Starting Date precedes the first day of the month that coincides with or immediately follows his or her 60th birthday.

                                    (iii)   For a Participant without an Hour
         of Service as an Employee on or after January 1, 2001, his or her early retirement benefit shall be the amount determined under (A) through (E) below:

                                            (A)      For a Participant who
         retires on or after September 1, 1979 but who earns no Hours of Service on or after January 1, 1985, the greater of the benefit calculated under the Alternative Formula or the Integrated Formula, each as described in Section 5.2A(b), reduced by one-half of one percent (0.5%) for each month by which the Participant's Annuity Starting Date precedes his or her Normal Retirement Date.

                                             (B)      Except as provided in
         Section 5.2(c)(2)(iii) (C) below, for a Participant who retires on or after January 1, 1985 but who earns no Hours of Service as an Employee on or after January 1, 1992, the greater of the benefit calculated under the Alternative Formula or the Integrated Formula, as described in Section 5.2A(b), reduced by one-quarter of one percent (0.25%) for each month by which the Participant's Annuity Starting Date precedes his or her Normal Retirement Date.

                                            (C)      For a Participant who
         (I) retires on or after January 1, 1985, (II) who earns no Hours of Service as an Employee on or after January 1, 1992, (III) whose Annuity Starting Date precedes his or her Normal Retirement Date by 91 months or more, and (IV) who has at least 29 years and six months of Benefit Service (without regard to the rounding rules described in Section 5.2(f)), his or her benefit shall be reduced in accordance with (B) above and for purposes of calculating such Participant's benefit amount under the Integrated Formula described in Section 5.2A(b)(1), the term "50 percent of his or her Social Security Amount" shall be deemed to mean the applicable percentage of his or her Social Security Amount set forth in the following table:

                           Age at Retirement Date
                         Years              Months                               Applicable Percentage
                         -------------------------                               ---------------------
                           55                 0                                         49.19%
                           55                 1                                         49.21%
                           55                 2                                         49.22%
                           55                 3                                         49.24%
                           55                 4                                         49.27%
                           55                 5                                         49.29%
                           55                 6                                         49.30%
                           55                 7                                         49.32%
                           55                 8                                         49.35%
                           55                 9                                         49.36%
                           55                10                                         49.38%
                           55                11                                         49.40%
                           56                 0                                         49.42%
                           56                 1                                         49.45%
                           56                 2                                         49.48%
                           56                 3                                         49.51%
                           56                 4                                         49.54%
                           56                 5                                         49.56%
                           56                 6                                         49.60%
                           56                 7                                         49.63%
                           56                 8                                         49.65%
                           56                 9                                         49.69%
                           56                10                                         49.71%
                           56                11                                         49.74%
                           57                 0                                         49.78%
                           57                 1                                         49.81%
                           57                 2                                         49.84%
                           57                 3                                         49.89%
                           57                 4                                         49.92%
                           57                 5                                         49.97%

                                            (D)      For a Participant with at
         least one Hour of Service as an Employee on or after January 1, 1992 without at least 25 years of Benefit Service, the early retirement benefit amount shall be equal to the greater of the benefit determined under the Alternative Formula or the Integrated Formula, each as described in Section 5.2A(b) reduced by one-quarter of one percent (0.25%) for each month by which the Participant's Annuity Starting Date precedes his or her Normal Retirement Date.

                                            (E)      For a Participant with at
         least one Hour of Service as an Employee on or after January 1, 1992, and with 25 or more Years of Benefit Service as of his or her Annuity Starting Date, the early retirement benefit amount shall be equal to the greater of

                                                     (I)      the benefit
         calculated under the Integrated Formula under Section 5.2A(b)(1) reduced by one-quarter of one percent (0.25%) for each month by which the Participant's Annuity Starting Date precedes the first day of the month that coincides with or immediately follows his or her 60th birthday; or

                                                     (II)     the benefit
         calculated under the Alternative Formula under Section 5.2A(b)(2) without any reduction applied.

                  (d)      Deferred Vested Benefit.

                           (1) Normal Commencement. A Participant who terminates employment with all Employer Companies and Related Employers after he or she is vested as described in Section 4.4 shall be entitled to a deferred vested benefit, which is a monthly annuity determined under Section 5.2(a) as of his or her most recent termination of employment with all Employer Companies and Related Employers. Such annuity shall be payable at his or her Normal Retirement Date or at any time after he or she is age 55 or older provided the Participant has at least 10 Years of Service and the benefit is reduced in accordance with
         Section 5.2(d)(2) below.

                           (2) Early Commencement. A Participant who is eligible for a deferred vested benefit and who has at least 10 Years of Service may commence such benefit as of the first day of any calendar month on or after he or she terminates employment with all Employer Companies and Related Employers and reaches age 55 but before his or her Normal Retirement Date, subject to the following reductions:

                                    (i)     For a Participant with an Hour of
         Service as an Employee on or after January 1, 2001 who is not a Grandfathered Participant, the amount determined under Section 5.2(d)(1) shall be the greater of the benefit calculated under the Alternative Account Formula or under the Integrated Account Formula, each as described in Section 5.2A(a), reduced for early commencement by one-half of one percent (0.5%) for each month by which the Participant's Annuity Starting Date precedes his or her Normal Retirement Date.

                                    (ii)    For a Grandfathered Participant,
         his or her early retirement benefit shall be the greater of the amount determined under (A) or (B) below, reduced for early commencement by one-half of one percent (0.5%) for each month by which the Participant's Annuity Starting Date precedes his or her Normal Retirement Date:

                                            (A)      the greater of the benefit
         calculated under the Alternative Account Formula or the Integrated Account Formula, each as described in Section 5.2A(a).

                                            (B)      the greater of the benefit
         calculated under the Alternative Formula or the Integrated Formula, each as described in Section 5.2A(b).

                                            Notwithstanding the foregoing, the
         amount shall not be less than the Deferred Vested Benefit, if any, the Participant would have earned under the provisions of this Plan immediately prior to January 1, 1992, taking into account for this purpose Compensation, if any, earned by the Participant through December 31, 1991 and Benefit Service earned by him or her through December 31, 1992, if any, reduced by one-quarter of one percent (0.25%) instead of one-half of one percent (0.50%).

                                    (iii)   For a Participant without an Hour
         of Service as an Employee on or after January 1, 2001, his or her early retirement benefit shall be the greater of the benefit calculated under the Alternative Formula or the Integrated Formula, each as described in
         Section 5.2A(b),and reduced in accordance with the formulas described below:

                                             (I)      For a Participant with at
         least one Hour of Service on or after September 1, 1979 but without at least one Hour of Service as an Employee on or after January 1, 1992, the amount shall be reduced by the following percentage thereof for each month by which the Participant's Annuity Starting Date precedes his or her Normal Retirement Date:

                                                      (a)      for terminations
         before January 1, 1985, one-half of one percent (0.5%); and

                                                      (b)      for terminations
         after December 31, 1984, one-quarter of one percent (0.25%).

                                             (II)     For a Participant with at
         least one Hour of Service as an Employee on or after January 1, 1992, the amount shall be reduced by one-half of one percent (0.5%) for each month by which the Participant's Annuity Starting Date precedes his or her Normal Retirement Date.

                                    Notwithstanding the foregoing, the amount
         shall not be less than the Deferred Vested Benefit, if any, the Participant would have earned under the provisions of this Plan immediately prior to January 1, 1992, taking into account for this purpose Compensation earned by the Participant through December 31, 1991 and Benefit Service earned by him or her through December 31, 1992 reduced by one-quarter of one percent (0.25%) instead of one-half of one percent (0.50%).

                  (e) Postponed Retirement Benefit. A Participant who terminates employment with all Employer Companies and Related Employers after the Participant's Normal

         Retirement Date shall be entitled to a postponed retirement benefit, which is a monthly annuity equal to the greater of (1) his or her normal retirement benefit described in Section 5.2(b) above or (2) the amount determined under Section 5.2(a) as of his or her termination of employment with all Employer Companies and Related Employers. Such annuity shall be payable as of the first day of the month following such termination of employment.

                  (f) Rounding Rules. Notwithstanding the foregoing, for purposes of determining the amount of the benefit under the Alternative Formula or the Integrated Formula, each as described in Section 5.2A(b), and the early commencement reductions applicable to benefits determined under such formulas in accordance with Sections 5.2(c) or
         (d) for a Grandfathered Participant and a Participant without an Hour of Service as an Employee on or after January 1, 2001, such Participant's aggregate years and months of Benefit Service shall be rounded up to the next full year if he or she has 6 or more months of Benefit Service in excess of full years of Benefit Service and shall be rounded down to the next full year if he or she has 5 or fewer months of Benefit Service in excess of full years of Benefit Service.

10. Article V is hereby amended effective as of January 1, 2001 to add a new Section 5.2A following Section 5.2 which reads as follows:

                  Section  5.2A Formulas.

                  (a) Alternative Account Formula and Integrated Account Formula. The formulas described in this Section 5.2A(a) shall apply only to a Participant with an Hour of Service as an Employee on or after January 1, 2001.

                           (1) Alternative Account Formula. The Alternative Account Formula is (A + B) / 120, where

                                    A = the Participant's Alternative Points times 1% of his or her Final Average Compensation up to $48,000; and

                                    B = the Participant's Alternative-PLUS
                                    Points times 1% of his or her Final Average
                                    Compensation in excess of $48,000.

                           (2) Integrated Account Formula. The Integrated Account Formula is (C + D) / 120, where

                                    C = the Participant's Integrated Points
                                    times 1% of his or her Final Average
                                    Compensation and

                                    D = the Participant's Integrated-PLUS Points times 1% of his or her Final Average Compensation in excess of the Social Security Wage Base.

                           (3) A Participant who has at least one Hour of Service as an Employee on or after January 1, 2001 shall accumulate Alternative Points, Alternative-PLUS Points, Integrated Points and Integrated-PLUS Points (collectively, "RPA Points") for each year and partial year of Benefit Service without regard to whether such Benefit Service was completed before January 1, 2001. The points accumulated for any year of Benefit Service will be equal to the RPA Points described in Appendix F to this Plan (the "RPA Schedule") for the Employer Company or Employer Companies for which the Participant performed the Benefit Service determined in accordance with this
         Section 5.2A(a)(3). Credit for each year of Benefit Service completed before January 1, 2001 will be determined under Appendix F-1 as in effect on January 1, 2001 without regard to what Employer Company employed the Participant at the time the Benefit Service was completed. No Participant shall earn credit for more than 12 months of Benefit Service in any Plan Year.

                           If a Participant has Benefit Service under more than one RPA Schedule in any Plan Year, the RPA Points such Participant accumulates that Plan Year will be determined as follows:

                                    (i)      First, determine the Participant's
         total Benefit Service for the Plan Year in accordance with Section 1.1(1);

                                    (ii)     Second determine the Benefit
         Service accrued under each RPA Schedule in accordance with Section 1.1(1) based on the Hours of Service with the Employer Company or Companies covered by such RPA Schedule;

                                    (iii)    Third, allocate the Participant's
         Benefit Service determined under (i) above (but not in excess of 12 months) to the RPA Schedules starting with the actual service completed (determined under (ii) above) under the RPA Schedule that provides the highest point value and continuing with the actual Benefit Service under the RPA Schedule with the next highest point values until the sum of the Benefit Service completed under each RPA Schedule equals the total Benefit Service in (i) or 12 months, whichever is less;

                                            For example, assume a Participant
         has 2000 total Hours of Service for Employer Companies during the Plan Year, 874 hours are under the RPA Schedule with the lowest point value (Schedule 3), 874 hours are under the RPA Schedule with the highest RPA Point value (Schedule 1), and 252 hours are under an RPA Schedule that is between the highest and lowest point values (Schedule 2). The Participant's total Benefit Service is 12 months. The Participant has 6 months of Benefit Service under Schedule 1 and Schedule 3, and 2 months of Benefit Service under Schedule 2. The Participant will be credited with 6 months under Schedule 1, 2 months under Schedule 2 and 4 months under Schedule 3;

                                    (iv)    Fourth, determine the actual RPA
         Points for each RPA Schedule by multiplying the RPA Points in such RPA Schedule by a fraction, the numerator of which is the number of months of Benefit Service allocated to that schedule under (iii) above and the denominator of which is 12. For example, multiply the RPA Points under
         Schedule 1 by 1/2

         (6/12), multiply the RPA Points under Schedule 2 by 1/6 (2/12) and multiply the RPA Points under Schedule 3 by 1/3 (4/12); and

                                    (v)      Fifth, add the RPA Points
         determined under (iv) above to determine the RPA Points for the Plan Year.

                  (b) Integrated Formula and Alternative Formula. The formulas in this Section 5.2A(b) shall apply only to a Grandfathered Participant or Participant without an Hour of Service as an Employee on or after January 1, 2001.

                           (1) Integrated Formula. A Participant's benefit under this Section 5.2A(b)(1) shall be equal to the benefit determined under (i) or (ii) as applicable plus the Additional Monthly Retirement Benefit, if any, applicable to such Participant as contained in Exhibit D of the Plan.

                                    (i)     For a Participant who does not have
         at least one Hour of Service as an Employee on or after January 1, 1997, the Integrated Formula is 1/12th of 50 percent of such Participant's Final Average Compensation less 1/12th of 50 percent of his or her Social Security Amount where such Participant has 30 or more years of Benefit Service. If such Participant has less than 30 years of Benefit Service at his or her Annuity Starting Date, the amount calculated above shall be multiplied by a fraction, the numerator of which is the number of years of Benefit Service to his or her Annuity Starting Date, and the denominator of which is 30.

                           In the case of a Participant with at least one Hour of Service as an Employee on or after January 1, 1992 for whom the Normal Form of benefit is a single life annuity, the benefit calculated in accordance with this Section 5.2A(b)(1)(i) shall not be less than such Participant's benefit under the Integrated Formula, if any, calculated in accordance with this Section 5.2A(b)(1)(i) and payable in the form of a single life annuity with a guarantee of 120 monthly payments, but taking into account for this purpose only that Compensation earned by the Participant through December 31, 1991 and Benefit Service earned by him or her through December 31, 1992.

                                    (ii)    For a Participant who has at least
         one Hour of Service as an Employee on or after January 1, 1997, the Integrated Formula is 1/12th of 58.33 percent of such Participant's Final Average Compensation (as defined under the terms of this Plan as of the date of the Participant's retirement or other termination of employment) less 1/12th of 58.33 percent of his or her Social Security Amount where such Participant has 35 or more years of Benefit Service. If such Participant has less than 35 years of Benefit Service at his or her Annuity Starting Date, the amount calculated above shall be multiplied by a fraction, the numerator of which is the number of years of Benefit Service to his or her Annuity Starting Date, and the denominator of which is 35.

                           (2) Alternative Formula. A Participant's benefit under this Section 5.2A(b)(2) shall be equal to the benefit determined under (i) or (ii) as applicable plus the

         Additional Monthly Retirement Benefit, if any, applicable to such Participant as contained in Exhibit D of the Plan.

                                    (i)     (A)      For a Participant with at
         least one Hour of Service on or after September 1, 1979 but without at least one Hour of Service on or after January 1, 1985, the Alternative Formula is $24 per month for each year of Benefit Service completed by such Participant prior to his or her Normal Retirement Date to a maximum of $600 per month; provided such Participant has 10 or more Years of Service prior to his or her Normal Retirement Date.

                                            (B)      For a Participant with at
         least one Hour of Service on or after January 1, 1985 but without at least one Hour of Service as an Employee on or after January 1, 1992, the Alternative Formula is $32 per month for each year of Benefit Service completed by such Participant prior to his or her Normal Retirement Date or (with respect to a Participant with at least one Hour of Service on or after January 1, 1987) Postponed Retirement Date to a maximum of $960 per month; provided such Participant has 10 or more Years of Service prior to his or her Normal Retirement Date or Postponed Retirement Date.

                           If a Participant without at least one Hour of Service on or after January 1, 1989 has less than 10 Years of Service prior to his or her Normal Retirement Date or Postponed Retirement Date, the amount shall be determined as set forth in Section (b)(2)(i)(A) or (B) above, as applicable, using the number of years of Benefit Service multiplied by a fraction, the numerator of which is his or her number of Years of Service to Normal Retirement Date (or, for a Participant with at least one Hour of Service on or after January 1, 1987, his or her actual retirement date) not in excess of 10, and the denominator of which is 10. If a Participant with at least one Hour of Service on or after January 1, 1989, and who first became a Participant in the Plan prior to January 1, 1989, has less than 5 Years of Service prior to his or her Normal Retirement Date, the amount shall be determined under subparagraph (b)(2)(i)(B) using the number of years of Benefit Service multiplied by a fraction, the numerator of which is his or her number of Years of Service to his or her actual retirement date, not in excess of 5, and the denominator of which is 5. The foregoing sentence shall not apply to any individual who first became a Participant on or after January 1, 1989.

                                    (ii)    (A)      For a Participant with at
         least one Hour of Service as an Employee on or after January 1, 1992 but without at least one Hour of Service as an Employee on or after January 1, 1997, the Alternative Formula is the sum of

                                                     (I)      1/12th of two
         percent (2%) of such Participant's Final Average Compensation up to $48,000, multiplied by his or her years of Benefit Service to a maximum of 30; plus

                                                     (II)     1/12th  of one-
         half of one percent (0.5%) of such Participant's Final Average Compensation in excess of $48,000, multiplied by his or her years of Benefit Service to a maximum of 30.

                                            (B)  For a Participant with at least
         one Hour of Service as an Employee on or after January 1, 1997, the Alternative Formula is the sum of

                                                     (I)      1/12th of two
         percent (2%) of such Participant's Final Average Compensation up to the Threshold Amount, multiplied by his or her years of Benefit Service to a maximum of 35; plus

                                                     (II)     1/12th of one-
         half of one percent (0.5%) of such Participant's Final Average Compensation in excess of the Threshold Amount, multiplied by his or her years of Benefit Service to a maximum of 35.

                           For purposes of this subparagraph (b)(2)(ii)(B), the term "the Threshold Amount" means $48,000 for a Participant who was born in 1957 or later, $54,000 for a Participant who was born in or after 1951 but before 1957, and $60,000 for a Participant born in 1950 or earlier.

                  Notwithstanding the foregoing, the benefit amount calculated in accordance with this Section 5.2A(b)(2)(ii) shall not be less than the Participant's accrued benefit, if any, calculated in accordance with Section 5.2A(b)(2)(i) and payable in the form of a single life annuity with a guarantee of 120 monthly payments, taking into account all Benefit Service earned by the Participant through December 31, 1992.

11. Section 5.3 is hereby amended effective as of January 1, 2001 to read as follows:

                  Section 5.3  Benefit Payment.

                  (a) Annuities. Except as provided in Section 5.3(g) and unless the Participant elects otherwise pursuant to Section 5.3(d), a benefit described in Section 5.2 will be paid:

                           (1) If a Participant is married on his or her Annuity Starting Date, in the form of a Qualified Joint and Survivor (Husband and Wife) Benefit described in Section 5.3(b) and

                           (2) If the Participant is not married on the Annuity Starting Date, in the Normal Form described in Section 5.3(c).

                  (b) Qualified Joint and Survivor (Husband and Wife) Benefit. Under the Qualified Joint and Survivor (Husband and Wife) Benefit, a reduced monthly benefit shall be paid to the Participant for his or her lifetime, and his or her spouse as of the Annuity Starting Date, if such spouse survives the Participant, shall be entitled to receive thereafter a lifetime survivorship benefit in a monthly amount equal to 50% of the monthly amount which had been payable to the Participant. The last payment of the Qualified Joint and Survivor (Husband and Wife) Benefit shall be made as of the first day of the month in which the death of the last to die of the Participant and his or her spouse has occurred. The benefit under the Qualified Joint and Survivor (Husband and Wife) Benefit shall be the Actuarial Equivalent of the Normal Form of the Participant's benefit.

                  (c)       Normal Form of Benefit.

                           (1) For a Participant without at least one Hour of Service as an Employee on or after January 1, 1992, the Normal Form of his of her benefit under this Plan shall be a single life annuity with a guarantee of 120 monthly payments, so that if the Participant dies after the Annuity Starting Date but before receiving 120 monthly payments, the monthly payment shall be paid to the Participant's beneficiary, designated in accordance with Section 5.9, until the Participant and his or her beneficiary have received a total of 120 monthly payments.

                           (2) For a Participant with at least one Hour of Service as an Employee on or after January 1, 1992, the Normal Form of his or her benefit under this Plan shall be a single life annuity, the last payment of which shall be made as of the first day of the month in which the death of the Participant occurs.

                  (d) Election out of Normal Form of Benefit or Qualified Joint and Survivor (Husband and Wife) Benefit. In lieu of the Normal Form or the Qualified Joint and Survivor (Husband and Wife) Benefit, a Participant who is eligible for an annuity form of benefit under
         Section 5.3(a), may elect, at any time within the 90-day period ending on the Annuity Starting Date, to waive such benefit in favor of one of the Actuarial Equivalent optional benefit forms described in Section 5.3(f).

                           (1)      Form of Election. An election by a
         Participant under this Section 5.3(d) must be in writing in a form approved by the Committee, and, if the Participant is married, such election shall not be effective unless:

                                    (i)      the spouse of the Participant
         consents to the election, and such consent (A) is in writing, (B) acknowledges the Participant's selection of an alternate form of benefit and/or survivor beneficiary, which may not thereafter be changed without spousal consent unless the spouse's prior consent expressly permits the Participant to change the survivor beneficiary without further consent by the spouse, (C) acknowledges the effect of such election, and (D) is witnessed by a notary public; or

                                    (ii)     it is established to the
         satisfaction of a representative of the Plan that the spouse's consent cannot be obtained because (A) the Participant has no spouse, (B) the Participant's spouse cannot be located, or (C) one of the conditions prescribed in Treasury regulations is satisfied.

                           (2) Spouse Affected by Election. An election meeting the requirements of Section 5.3(d)(1) shall be effective only:

                                    (i)     if a spouse consented to such
         election and such consent met the requirements of Section 5.3(d)(1)(i), with respect to such spouse; or

                                    (ii)    if the Participant was married at
         the time of the election, but the Participant's spouse at such time did not consent to the election because the requirements of Section 5.3(d)(1)(ii) were satisfied, with respect to such spouse.

                           (3) Revocation of Election. A Participant may revoke an election made under this Section 5.3(d) at any time prior to the Annuity Starting Date. A spouse's consent to the waiver of the Qualified Joint and Survivor (Husband and Wife) Benefit and to the specific Beneficiary and optional form designations made by the Participant is irrevocable unless the Participant revokes his or her waiver election.

                  (e) Notice Requirements. Within 90 days prior to the Participant's Annuity Starting Date, the Committee shall provide the Participant with a written explanation of:

                           (1) the terms and conditions of the Normal Form and the Qualified Joint and Survivor (Husband and Wife) Benefit;

                           (2) the Participant's right to make, and the effect of, an election to waive the Normal Form or the Qualified Joint and Survivor (Husband and Wife) Benefit;

                           (3) the requirement that the Participant's spouse consent in writing to the election in accordance with the spousal consent provisions set forth in Section 5.3(d)(1) to the waiver of the Qualified Joint and Survivor (Husband and Wife) Benefit; and

                           (4) the right to make, and the effect of, a revocation of an election not to receive the Normal Form or a Qualified Joint and Survivor (Husband and Wife) Benefit.

                  (f)      Optional Forms of Benefit.

                           (1) Actuarial Equivalent. Each benefit payment form described in this Section 5.3(f) will be the Actuarial Equivalent of the Participant's benefit payable in the Normal Form.

                           (2) Joint and Survivor Annuity. Under the Joint and Survivor Annuity, a reduced monthly benefit shall be paid to the Participant for his or her lifetime, and his or her beneficiary, if such beneficiary survives at the Participant's death, shall be entitled to receive thereafter a lifetime survivorship benefit in a monthly amount equal to 50% or 100%, as selected by the Participant, of the monthly amount which had been payable to the Participant. The last payment of the Joint and Survivor Annuity shall be made as of the first day of the month in which the death of the last to die of the Participant and his or her beneficiary has occurred. This optional form shall be available to any Participant whose Annuity Starting Date is on or after January 1, 2001 without regard to whether such Participant has an Hour of Service on or after such date.

                                            Notwithstanding the foregoing, a
         Participant may not select a Joint and Survivor Benefit with a beneficiary who would not be eligible to receive the percentage survivor benefit selected under the requirements of proposed Treasury Regulation Section 1.401(a)(9)-2.

                           (3)      Single Life Annuity with 120 Month
         Guarantee. Under the Single Life Annuity with 120 Month Guarantee, a reduced monthly benefit shall be paid to the Participant for his or her lifetime, with a guarantee of 120 monthly payments. If the Participant dies after the Annuity Starting Date but before receiving 120 monthly payments, the monthly payments shall be paid to the Participant's beneficiary, designated in accordance with Section 5.9, until the Participant and his or her beneficiary have received a total of 120 monthly payments.

                           (4) Single Life Annuity. Under the Single Life Annuity, a monthly benefit shall be paid to the Participant for his or her lifetime. The last payment of the Single Life Annuity shall be made as of the first day of the month in which the death of the Participant occurs.

                  (g) Cash-Out of Benefits. Notwithstanding any other provisions of this Plan, if following a Participant's termination of employment the Present Value of his or her vested Normal Retirement Benefit, Early Retirement Benefit, Deferred Vested Benefit or Postponed Retirement Benefit does not exceed $3,500, for Participants who terminate employment with all Employer Companies and Related Employers before January 1, 2000, or $5,000, for Participants who terminate employment with all Employer Companies and Related Employers on or after January 1, 2000, the Committee shall, in lieu of such benefit, pay to the Participant, without his or her consent, such Present Value in a lump sum. In the case of a Participant who terminates employment prior to earning a vested benefit hereunder, said benefit shall be deemed to be distributed immediately following such termination of employment. In the event such nonvested Participant is reemployed, his or her Benefit Service shall be restored in accordance with the rules set forth at paragraph 1.1(l)(2).

                  (h) Repayment of Cash-Out. After a distribution described in subsection 5.3(g), the Participant's service with respect to which the distribution was made shall be disregarded for purposes of the Plan unless, following reemployment, the Participant repays the amount of the distribution to the Trustee together with interest at the rate of 120 percent of the Federal mid-term rate, as in effect under Code
         Section 1274 for the first month of the Plan Year in which the restoration occurs or otherwise in accordance with Code Section 411(a)(7). Such repayment must be made within five years of the Participant's resumption of employment.

                  (i)      Special Transitional Rules for Certain Participants

         in Pay Status. In the case of a Participant with at least one Hour of Service as an Employee on or after January 1, 1992 and whose Annuity Starting Date is in 1992, the monthly amount of the Participant's Normal or Early Retirement Benefit, or Deferred Vested Benefit shall, if calculated in accordance with the terms of this Plan prior to the adoption of Amendment No. 15, be adjusted, retroactive to the Participant's Annuity Stating Date, to reflect his or her greater benefit, if any, determined in accordance with the terms of this Plan as amended by Amendment No. 15. Such increase shall be calculated based on the same payment form as selected by the Participant.

12. Section 5.5(c) is hereby amended effective as of January 1, 2001 to read as follows:

                  (c) Notwithstanding the foregoing, if a Participant (with at least one Hour of Service as an Employee on or after January 1,
         1992) dies before attaining his or her Early Retirement Date while actively employed by an Employer Company after having earned at least 25 Years of Service, the Qualified Joint and Survivor (Husband and
         Wife) Benefit used as the basis for calculating the amount of the Preretirement Survivor Benefit shall be determined by using the early commencement reduction factors that would have been applicable to such Participant with respect to Early Retirement Benefits had he or she survived to his or her Early Retirement Date.

13. Section 5.7(b)(1)(A) is hereby amended effective as of January 1, 2001 to read as follows:

                           (A) If the benefit is payable in any form other than a straight life annuity, Qualified Joint and Survivor (Husband and Wife) Benefit, or a joint and survivor annuity with the spouse as the beneficiary, then the limitations of this Section 5.7(b)(1) shall be applied to the straight life annuity which is the equivalent of such benefit.

14. Section 5.7 is hereby amended to add a new Section 5.7(d) effective as of January 1, 2000 to read as follows:

                  (d) Repeal of Code Section 415(e). Notwithstanding the foregoing, Section 5.7(b)(2), (3), (4) and (10)(B) shall not apply to any Participant whose Annuity Starting Date is on or after January 1, 2000 to the extent that such sections address the combined plan limits of Code Section 415(e) prior to its repeal.

15. Section 12.10 is hereby amended effective as of January 1, 2001 to read as follows:

Section  12.10 Participant Contributions.

                  (a) The Committee may, from time to time, require Retired Participants and Covered Dependents to pay a portion of the cost of Medical Benefits as an annual contribution (a "Participant Contribution"), and shall in such event establish objective procedures for determining the amount and payment of Participant Contributions.

                  (b) Effective for individuals who first become Retired Participants on or after January 1, 1993, and their Covered Dependents, an annual Participant Contribution shall be required in an amount equal to:

                           (1) the projected per-capita cost of providing Medical Benefits for Retired Participants and/or Covered Dependents, or specified classes thereof, for the Plan Year, as determined by the Committee in accordance with such reasonable nondiscriminatory procedures as it shall adopt from time to time; over

                           (2) the Retired Participant's Defined Dollar Benefit ("DDB") balance, as described in subsection (c) or (d) below.

                  (c)      (1)      Subject to the rules of this Section
         12.10(c), a Retired Participant will earn a DDB amount for each Year of Service with an Employer Company which will be applied to purchase Medical Benefits before the Retired Participant or his or her Covered Dependents become eligible for Medicare ("Pre-Medicare Eligible Coverage") and after the Retired Participant or his or her Covered Dependents become eligible for Medicare ("Medicare Eligible Coverage"). The DDB amount earned for each Year of Service with an Employer Company will be accumulated over the period that the Retired Participant is employed with an Employer Company as a DDB balance (the "Pre-Medicare Eligible Coverage DDB Balance" and "Medicare Eligible Coverage DDB Balance," collectively, the "DDB Balance").

                           (2) A Retired Participant's DDB amount for any Year of Service after December 31, 2000 with an Employer Company will be equal to the DDB amount for the Employer Company for which the Retired Participant performed service during that Plan Year as set forth in Appendix F. If a Retired Participant performs service under more than one schedule in any Plan Year, the Retired Participant shall receive credit for his or her Year of Service, if any, completed in that Plan Year under the schedule with the highest DDB amount under which he or she has at least one Hour of Service. The DDB amount for each Year of Service with an Employer Company completed prior
         January 1, 2001 shall be equal to $250 for Pre-Medicare Eligible Coverage and $42 for Medicare Eligible Coverage. However, no DDB amount shall be earned for Years of Service with an Employer Company that first becomes an Employer Company on or after January 1, 2001 before that Employer Company first began to offer Medical Benefits under this Plan. Except as provided Section 12.10(d)(2), in no event shall the Pre-Medicare Eligible Coverage DDB Balance exceed $7500 or the Medicare Eligible Coverage DDB Balance exceed $1260.

                           (3) The Retired Participant and his or her spouse each may apply the DDB Balance to purchase Medical Benefits. If the Retired Participant has Covered Dependents who are children, they will be treated as a unit with the younger of the Retired Participant and his or her spouse. If the Retired Participant does not have a spouse, the Covered Dependents who are children will be treated as a separate unit and the Retired Participant and his or her Covered Dependent unit each may apply the DDB Balance to purchase Pre-Medicare Eligible Coverage or Medicare Eligible Coverage. Any unused DDB Balance may not be carried forward from one Plan Year to a future Plan Year.

                  (4) The Pre-Medicare Eligible Coverage DDB Balance is applied to the Participant Contribution for each Plan Year (or portion thereof) prior to the calendar month in which the Retired Participant or his or her spouse, as applicable, becomes eligible for Medicare. The Medicare Eligible Coverage DDB Balance is applied to the Participant Contribution for each Plan Year (or portion thereof) from the first day of the calendar month in which the Retired Participant or his or her spouse, as applicable, becomes eligible for Medicare. The DDB Balance of a Covered Dependent who is not a spouse will be adjusted to the Medicare Eligible Coverage DDB Balance as of the first day of the calendar month in which the younger parent first becomes eligible for Medicare or if there is no spouse, as of the first day of the calendar month in which the Retired Participant first becomes eligible for Medicare.

                  (d) The DDB Balance credited to a Retired Participant is determined as follows:

                           (1) For a Retired Participant who did not complete at least one Year of Service with an Employer Company prior to 1993, the DDB Balance is the sum of the DDB amounts for each of the Retired Participant's Years of Service with an Employer Company as determined under Section 12.10(c)(2).

                           (2) For each Retired Participant who completed at least one Year of Service with an Employer Company prior to 1993, the DDB Balance is calculated as follows:

                                    (i)      The sum of the DDB amounts for each
         of his or her Years of Service with an Employer Company as determined under Section 12.10(c) subject to the maximum DDB balance thereunder plus

                                    (ii)     Two times the DDB amount for each
         of his or her Years of Service with an Employer Company completed prior to January 1, 1993 (up to a maximum of $15,000 for Pre-Medicare Eligible Coverage and $2520 for Medicare Eligible Coverage).

                           (3) As a minimum, each Retired Participant described in Section 12.10(d)(2) shall be credited with a minimum DDB Balance in accordance with the following table:

             Age at Retirement from                                    Minimum DDB Amount
              Employment with the                                      ------------------
                Employer Company                 Pre-Medicare Eligible              Medicare Eligible
                                                       Coverage                          Coverage
                  65 or older                           $7500                              $1260
                  64                                    $7250                              $1218
                  63                                    $7000                              $1176
                  62                                    $6750                              $1134
                  61                                    $6500                              $1092
                  60                                    $6250                              $1050
                  59                                    $6000                              $1008
                  58                                    $5750                              $  966
                  57                                    $5500                              $  924
                  56                                    $5250                              $  882
                  55                                    $5000                              $  840

16. Section 4.3 is hereby amended effective as of January 1, 2001 to substitute "5.2(c)" where "5.2(b)" appears in the text.

17. Section 5.4 is hereby amended effective as of January 1, 2001 to substitute "Article V" where "Section 5.2," "Section 5.3" and "Section 5.5" appear in the text.

18. Section 5.8(b)(1)(A) is hereby amended effective as of January 1, 1997 to substitute "35 years" where "30 years" appears in the text.

19. Section 6.1 is hereby amended effective as of January 1, 2001 to substitute "5.2(b)" where "5.2(a)" appears in the text.

20. Article XIII is hereby amended effective as of January 1, 2001 to substitute "5.2(c)(2)(iii)(D) and (E)" where "5.2(b)(3)" appears in the text; to substitute "Article V" in every other place where "5.2" and "5.3" appear in the text; and to substitute "1.1(v)(3)" where "1.1(v)" appears in the text.

         IN WITNESS WHEREOF, the undersigned certify that United Parcel Service of America, Inc., based upon action by its Board of Directors on December ___, 2000, has caused this Amendment No. 25 to be adopted.


ATTEST:                                       UNITED PARCEL SERVICE
                                              OF AMERICA, INC.



- -----------------------------------           ----------------------------------
Joseph R. Moderow                             James P. Kelly
Secretary                                     Chairman

                                  APPENDIX F-1

                           RPA POINTS AND DDB AMOUNTS

         This Appendix F-1 shall apply to each Participant and each Retired Participant (as defined in Article XII) who is employed by one or more of the Employer Companies listed below as provided in the Plan.

                               EMPLOYER COMPANIES

         The Employer Companies subject to this Appendix F-1 are as follows:

                  UNITED PARCEL SERVICE

                  NAME OF EMPLOYER COMPANY
                  Trailer Conditioners, Inc.
                  United Parcel Service Co.
                  United Parcel Service General Services Co.
                  UPS Aviation Services, Inc.
                  UPS International General Services Co.
                  UPS Procurement Services Corporation
                  UPS Worldwide Forwarding, Inc.
                  United Parcel Service, Inc. (Ohio)
                  BT Realty Holdings, Inc.
                  United Parcel Service, Inc. (NY)
                  BT Realty Holdings II, Inc.
                  UPS Latin America, Inc.

                                   RPA POINTS

ALTERNATIVE POINTS:                          20 per year of Benefit Service

ALTERNATIVE-PLUS POINTS:                     5 per year of Benefit Service

INTEGRATED POINTS:                           12 per year of Benefit Service

INTEGRATED-PLUS POINTS:                      4 per year of Benefit Service

                                       ANNUAL DDB AMOUNT PER
                                      YEAR OF SERVICE*

                     PRE-MEDICARE          $250 per Year
                  ELIGIBLE COVERAGE


                  MEDICARE ELIGIBLE        $42 per Year
                       COVERAGE



- ---------------
* Year of Service means a Year of Service with an Appendix F-1 Employer Company while it was an Appendix F-1 Employer Company.

                                  APPENDIX F-2

                           RPA POINTS AND DDB AMOUNTS

         This Appendix F-2 shall apply to each Participant and each Retired Participant (as defined in Article XII) who is employed by one or more of the Employer Companies listed below as provided in the Plan.

                               EMPLOYER COMPANIES

         The Employer Companies subject to this Appendix F-2 are as follows:

UPS CAPITAL CORPORATION                              EFFECTIVE DATE
                                                           OF
NAME OF EMPLOYER COMPANY                               RPA SCHEDULE
UPS Capital Corporation                               January 1, 2001
Glenlake Insurance Agency, Inc.                       January 1, 2001
Glenlake Insurance Agency, Inc. of California         January 1, 2001

                                   RPA POINTS

ALTERNATIVE POINTS:                          5 per year of Benefit Service

ALTERNATIVE-PLUS POINTS:                     4 per year of Benefit Service

INTEGRATED POINTS:                           4 per year of Benefit Service

INTEGRATED-PLUS POINTS:                      4 per year of Benefit Service

                                             ANNUAL DDB AMOUNT PER
                                               YEAR OF SERVICE*
                    PRE-MEDICARE
                  ELIGIBLE COVERAGE                   $0

                      MEDICARE
                  ELIGIBLE COVERAGE                   $0


- ---------------
* Year of Service means a Year of Service with an Appendix F-2 Employer Company while it was an Appendix F-2 Employer Company.

                                  APPENDIX F-3

                           RPA POINTS AND DDB AMOUNTS

         This Appendix F-3 shall apply to each Participant and each Retired Participant (as defined in Article XII) who is employed by one or more of the Employer Companies listed below as provided in the Plan.

                               EMPLOYER COMPANIES

         The Employer Companies subject to this Appendix F-3 are as follows:

UPS LOGISTICS GROUP                                           EFFECTIVE DATE
                                                                   OF
NAME OF EMPLOYER COMPANY                                       RPA SCHEDULE

Pax Logistics International, Ltd.                              January 1, 2001
UPS Logistics Technologies, Inc. (f/k/a Roadnet)               January 1, 2001
UPS Supply Chain Management, Inc. (f/k/a UPS World Wide        January 1, 2001
Logistics)
Diversified Trimodal, Inc. (d/b/a Martrac)                     January 1, 2001
Worldwide Dedicated Services, Inc.                             January 1, 2001

                                   RPA POINTS

ALTERNATIVE POINTS:                          5 per year of Benefit Service

ALTERNATIVE-PLUS POINTS:                     4 per year of Benefit Service

INTEGRATED POINTS:                           4 per year of Benefit Service

INTEGRATED-PLUS POINTS:                      4 per year of Benefit Service

                                                     ANNUAL DDB AMOUNT PER
                                                       YEAR OF SERVICE*
                          PRE-MEDICARE
                        ELIGIBLE COVERAGE                      $0

                            MEDICARE
                        ELIGIBLE COVERAGE                      $0

- --------------
* Year of Service means a Year of Service with an Appendix F-3 Employer Company while it was an Appendix F-3 Employer Company.

                                  APPENDIX F-4

                           RPA POINTS AND DDB AMOUNTS

         This Appendix F-4 shall apply to each Participant and each Retired Participant (as defined in Article XII) who is employed by one or more of the Employer Companies listed below as provided in the Plan.

                               EMPLOYER COMPANIES

         The Employer Companies subject to this Appendix F-4 are as follows:

         NAME OF EMPLOYER COMPANY                                EFFECTIVE DATE
                                                                      OF
                                                                 RPA SCHEDULE
         UPS Aviation Technologies, Inc. (f/k/a II Morrow)       January 1, 2001

                                   RPA POINTS

ALTERNATIVE POINTS:                          5 per year of Benefit Service

ALTERNATIVE-PLUS POINTS:                     4 per year of Benefit Service

INTEGRATED POINTS:                           4 per year of Benefit Service

INTEGRATED-PLUS POINTS:                      4 per year of Benefit Service


                                                ANNUAL DDB AMOUNT PER
                                                  YEAR OF SERVICE*
                PRE-MEDICARE
              ELIGIBLE COVERAGE                         $0

                  MEDICARE
              ELIGIBLE COVERAGE                         $0


- ---------------
* Year of Service means a Year of Service with an Appendix F-4 Employer Company while it was an Appendix F-4 Employer Company.

                                  APPENDIX F-5

                           RPA POINTS AND DDB AMOUNTS

         This Appendix F-5 shall apply to each Participant and each Retired Participant (as defined in Article XII) who is employed by one or more of the Employer Companies listed below as provided in the Plan.

                               EMPLOYER COMPANIES

         The Employer Companies subject to this Appendix F-5 are as follows:

         NAME OF EMPLOYER COMPANY                              EFFECTIVE DATE
                                                                     OF
                                                                RPA SCHEDULE
         UPS Customshouse Brokerage                            January 1, 2001

                                   RPA POINTS

ALTERNATIVE POINTS:                          5 per year of Benefit Service

ALTERNATIVE-PLUS POINTS:                     4 per year of Benefit Service

INTEGRATED POINTS:                           4 per year of Benefit Service

INTEGRATED-PLUS POINTS:                      4 per year of Benefit Service


                                               ANNUAL DDB AMOUNT PER
                                                  YEAR OF SERVICE*
                      PRE-MEDICARE
                    ELIGIBLE COVERAGE                 $0

                        MEDICARE
                    ELIGIBLE COVERAGE                 $0


- ---------------
* Year of Service means a Year of Service with an Appendix F-5 Employer Company while it was an Appendix F-5 Employer Company.

                                   APPENDIX G

                               EMPLOYER COMPANIES

    COMPANY NAME                                       EFFECTIVE DATE OF PARTICIPATION
  Trailer Conditioners, Inc.                                 March 22, 1982
  United Parcel Service Co.                                  September 1, 1961
  United Parcel Service General Services Co.                 September 1, 1961
  UPS Aviation Services, Inc.                                February 7, 1989
  UPS International General Services Co.                     August 12, 1998
  UPS Procurement Services Corporation                       September 9, 1997
  UPS Worldwide Forwarding, Inc.                             August 12, 1988
  United Parcel Service, Inc. (Ohio)                         September 1, 1961
  BT Realty Holdings, Inc.                                   May 12, 1999
  United Parcel Service, Inc. (NY)                           September 1, 1961
  BT Realty Holdings II, Inc.                                May 18, 1999
  UPS Latin America, Inc.                                    November 12, 1993
  UPS Capital Corporation                                    May 28, 1998
  Glenlake Insurance Agency, Inc.                            July 29, 1998
  Glenlake Insurance Agency, Inc. of California              August 10, 1999
  Pax Logistics International, Ltd.                          May 18, 1998
  UPS Logistics Technologies, Inc. (f/k/a Roadnet)           May 12, 1986
  UPS Supply Chain Management, Inc. (f/k/a UPS World
  Wide Logistics)                                            December 18, 1992
  Diversified Trimodal, Inc. (b/d/a Martrac)                 January 1, 1980
  Worldwide Dedicated Services, Inc.                         June 9, 1995
  UPS Customshouse Brokerage                                 April 1, 1985